EXHIBIT 10.8

SECOND AMENDMENT TO THE

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

This SECOND AMENDMENT TO THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of March 23, 2005 (this “Amendment”) is made among World Financial Network National Bank (“WFN”), as Servicer; WFN Credit Company, LLC (“WFN Credit”), as Transferor; and JPMorgan Chase Bank, N.A., a national banking association, as Trustee (“Trustee”), of World Financial Network Credit Card Master Trust III (the “Issuer”), to the Pooling Agreement referenced below. Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Pooling Agreement (referenced below).

WHEREAS, the parties hereto are parties to that certain Amended and Restated Pooling and Servicing Agreement, dated as of January 30, 1998, as amended and restated September 28, 2001 (as amended, the “Pooling Agreement”); and

WHEREAS, the parties hereto desire to amend the Pooling Agreement as set forth below;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1. Amendments to Pooling Agreement. (a) Section 3.6(a) of the Pooling Agreement is hereby amended in its entirety to read as follows:

“(a) On or before the 90th day following the end of each fiscal year of the Servicer, Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to Servicer, the Credit Card Originator or Transferor) to furnish a report (addressed to the Servicer) to the Trustee, Servicer and each Rating Agency to the effect that they have attested to the assertion of an authorized officer of the Servicer that the Servicer is in compliance with the terms and conditions set forth in Sections 3.1, 3.2, 3.3(l), 3.4, 3.5, 3.6, 3.9, 4.2, 4.3, 4.4 and 4.5 of this Agreement, as modified or supplemented by the applicable provisions of each Supplement and such assertion is fairly stated in all material respects. The report required by this paragraph may be replaced by any independent accountant’s report which complies with the periodic reporting requirements concerning servicing practices of Regulation AB (or any successor rule or regulation as may be promulgated by the Commission), as modified by any “no-action” letter or similar guidance promulgated by the Commission.”

(b) Section 3.6(b) of the Pooling Agreement is deleted in its entirety and shall be replaced with the following:

“(b) [RESERVED]”

Second Amendment to Pooling Agreement

2. Binding Effect; Ratification. (a) This Amendment shall become effective, as of the date first set forth above, (i) upon receipt hereof by each of the parties hereto of counterparts duly executed and delivered by each of the parties hereto, and (ii) satisfaction of each of the conditions precedent described in Section 13.1(b) of the Pooling Agreement, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b) On and after the execution and delivery hereof, this Amendment shall be a part of the Pooling Agreement and each reference in the Pooling Agreement to “this Agreement” or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Pooling Agreement shall mean and be a reference to the Pooling Agreement as amended hereby.

(c) Except as expressly amended hereby, the Pooling Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

3. Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

2	Second Amendment to Pooling Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK NATIONAL BANK, as Servicer

By:	/s/ Robert P. Armiak
Name:	Robert P. Armiak
Title:	Senior Vice President and Treasurer

WFN CREDIT COMPANY, LLC, as Transferor

By:	/s/ Robert P. Armiak
Name:	Robert P. Armiak
Title:	Senior Vice President and Treasurer

JPMORGAN CHASE BANK, N.A, not in its individual capacity, but solely as Trustee

By:	/s/ Michael A. Smith
Name:	Michael A. Smith
Title:	Vice President

S-1	Second Amendment to Pooling Agreement